                                                                    EXHIBIT 10.3

                                    LLS CORP.

                                WARRANT AGREEMENT

         This WARRANT AGREEMENT is dated as of July 30, 1999 (the "Agreement") and entered into by and among LLS Corp., an Illinois corporation (the "Company"), and the purchasers party hereto (each, a "Purchaser" and collectively, the "Purchasers").

         WHEREAS, the Company proposes to issue to the Purchasers certain Warrants, as hereinafter described (the "Warrants"), to purchase an aggregate of 1,800,000 shares (subject to adjustment) of the common stock, par value $0.01 per share (together with all other classes of common stock of the Company, the "Common Stock"), of the Company (the shares of Common Stock and any other securities issuable upon exercise of the Warrants being referred to herein as the "Warrant Shares");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         SECTION 1. Warrant Certificates. The Company will issue and deliver to the Purchasers a certificate or certificates evidencing the Warrants (the "Warrant Certificates"). Each Warrant Certificate shall be substantially in the form set forth as Exhibit A attached hereto. The Warrant Certificates shall be dated the date of issuance by the Company.

         SECTION 2. Execution of Warrant Certificates. The Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board, Chief Executive Officer, President or a Vice President. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, President or Vice President, and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, President or Vice President, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of he shall have ceased to hold such office.

         SECTION 3. Registration. The Company shall number and register the Warrant Certificates in a register (the "Warrant Register") as they are issued. The Company may deem and treat the registered holder(s) from time to time of the Warrant Certificates (the "Holders") as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing on the Warrant Certificate made by anyone) for all purposes and shall not be affected by any notice to the contrary. The Warrants shall be registered initially in such name or names as the Purchasers shall designate.

         SECTION 4. Restrictions on Transfer: Registration of Transfers and Exchanges. Prior to any proposed transfer of the Warrants or the Warrant Shares, unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), the transferring Holder or holder of Warrant Shares, upon request by the Company, will deliver to the Company an opinion of counsel, reasonably satisfactory in form and substance to the Company and its counsel, to the effect that the Warrants or the Warrant Shares, as applicable, may be sold or otherwise transferred without registration under the Act; provided, however, that with respect to transfers by Holders or a holder of Warrant Shares to their affiliates, as such term is defined in Rule 144 promulgated under the Act (each, an "Affiliate"), no such opinion shall be required. A transfer made by a Holder or a holder of Warrant Shares which is a state-sponsored employee benefit plan to a successor trust or fiduciary pursuant to a statutory reconstitution shall be expressly permitted, and no opinions of counsel shall be required in connection therewith. Upon original issuance thereof, and until such time as the same shall have been sold pursuant to Rule 144 promulgated thereunder (or any similar rule or regulation), each Warrant Certificate shall bear the legends included on the first page of Exhibit A, unless in the opinion of such counsel, the legend regarding securities law transfer restrictions is no longer required by the Act.

         Subject to the transfer restrictions set forth in this Section 4 hereof, the Company shall from time to time register the transfer of any outstanding Warrant Certificates in the Warrant Register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form reasonably satisfactory to the Company, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee Holder(s) and the surrendered Warrant Certificate shall be canceled and disposed of by the Company.

         SECTION 5. Warrants: Exercise of Warrants. Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised commencing on the earlier of (i) the first anniversary of the date hereof, (ii) receipt of a Qualified IPO Notice (as defined below), and (iii) receipt of a Sale of the Company Notice (as defined below), to receive from the Company the number of fully paid and nonassessable Warrant Shares (and such other consideration as may be deliverable upon exercise of such Warrants) which the Holder may at the time be entitled to receive upon exercise of such Warrants and payment of the Exercise Price (as defined below) then in effect for such Warrant Shares. No adjustments as to dividends will be made upon exercise of the Warrants, except as otherwise expressly provided herein.


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         The price at which each Warrant shall be exercisable (the "Exercise
Price") shall initially be $0.50 per share, subject to adjustment pursuant to the terms hereof.

         The Company and the Purchasers hereby agree (A) that the issuance of the Warrants to the Purchasers will be subject to section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), and section 1.83-7 of the Treasury regulations promulgated thereunder, and, accordingly, that (i) the receipt of the Warrants will not be a taxable event and (ii) the exercise of the Warrant will be a taxable event, and (B) unless otherwise required by a final "determination" as such term is defined under section 1313(a) of the Code, to treat the issuance and exercise of the Warrants for United States Federal and state income and other tax purposes on a basis consistent with the tax treatment of the Warrants as described in the immediately preceding clause (A).

         A Warrant may be exercised by surrender to the Company at its office designated for such purpose (as provided for in Section 13 hereof) of the Warrant Certificate or Certificates to be exercised, with the form of election to purchase attached thereto duly filled in and signed, and by payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price shall be made by one of the following methods or any combination thereof: (a) by delivering to the Company the aggregate Exercise Price in cash or by certified or official bank check payable to the order of the Company, or (b) by deducting from the number of Warrant Shares to be received by the exercising Holder that number of Warrant Shares which has an aggregate Specified Value (as defined below) on the date of exercise equal to the aggregate Exercise Price for all Warrant Shares as to which the Warrant is then being exercised ("Net Exercise").

         Subject to the provisions of Section 6 hereof, upon such surrender of Warrant Certificates and payment of the Exercise Price, the Company shall issue and cause to be delivered, as promptly as practicable, to or upon the written order of the Holder and in such name or names as such Holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants (and such other consideration as may be deliverable upon exercise of such Warrants) together with cash for any fractional Warrant Share as provided in Section 11 hereof. The certificate or certificates for such Warrant Shares shall be deemed to have been issued, and the Person (as defined below) so named therein shall be deemed to have become a holder of record of such Warrant Shares, as of the date of the surrender of such Warrants and payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates for Warrant Shares. A "Person" includes any individual, partnership, corporation, limited liability company, trust or unincorporated organization or a government or agency or political subdivision thereof.

         Each Warrant shall be exercisable, at the election of the Holder thereof, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised


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in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new Warrant Certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of Section 2 hereof.

         All Warrant Certificates surrendered upon exercise of Warrants shall be cancelled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office.

         Upon exercise of the Warrant in accordance with the terms hereof, the holder of Warrant Shares issued upon such exercise shall be entitled to become a party to that certain Shareholders Agreement, dated as of July 30, 1999, by and among the Company and the Company's shareholders party thereto (the "Shareholders Agreement") in accordance with the terms thereof, and, in such event, shall be subject to, and entitled to the benefits of, the provisions thereof.

         SECTION 6. Payment of Taxes. The Company will pay all documentary stamp taxes and other governmental charges (excluding all Federal, state or foreign income, franchise, intangibles, property, estate, inheritance, gift or similar taxes) imposed in connection with the issuance or delivery of the Warrants hereunder, as well as all such taxes attributable to the initial issuance or delivery of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price. The Company shall not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than that in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.

         SECTION 7. Mutilated or Missing Warrant Certificates. If a mutilated Warrant Certificate is surrendered to the Company, or if the Holder of a Warrant Certificate claims and submits an affidavit or other evidence satisfactory to the Company to the effect that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue a replacement Warrant Certificate. If required by the Company such Holder must provide an indemnity bond, or other form of indemnity, sufficient in the judgment of the Company to protect the Company from any loss which it may suffer if a Warrant Certificate is replaced. If any Purchaser or any other institutional Holder (or nominee thereof) is the owner of any such lost, stolen or destroyed Warrant Certificate, then the affidavit of an authorized officer of such owner, setting forth the fact of loss, theft or destruction and of its ownership of the Warrant Certificate at the time of such loss, theft or destruction shall be accepted as satisfactory evidence thereof and no further


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indemnity shall be required as a condition to the execution and delivery of a new Warrant Certificate other than the unsecured written agreement of such owner to indemnify the Company or, at the option of such Purchaser or other institutional Holder, an indemnity bond in the amount of the Specified Value (as defined in Section 9(f) hereof) of the Warrant Shares for which such Warrant Certificate was exercisable.

         SECTION 8. Reservation of Warrant Shares. The Company shall at all times reserve and keep available, free from preemptive rights (except as otherwise provided in the Shareholders Agreement), out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

         The Company or, if appointed, the transfer agent for the Common Stock and each transfer agent for any and all other equity securities of the Company (the "Capital Stock") issuable upon the exercise of any of the Warrants (collectively, the "Transfer Agent") will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with any such Transfer Agent. The Company will supply any such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available all other consideration that may be deliverable to the Holders upon exercise of the Warrants. The Company will furnish any such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each Holder pursuant to Section 12 hereof.

         Before taking any action which would cause an adjustment pursuant to
Section 9 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

         The Company covenants that all Warrant Shares and other Capital Stock issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue thereof, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights (except as may be granted by the Shareholders Agreement) and free, subject to Section 6 hereof, from all taxes, liens, charges and security interests with respect to the issue thereof.

         SECTION 9. Adjustment of Exercise Price and Warrant Number. The number of shares of Common Stock issuable upon the exercise of each Warrant (the "Warrant Number") is initially one, and the initial number of Warrant Shares is 1,800,000. The


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Warrant Number is subject to adjustment from time to time upon each occurrence of an event described in, or as otherwise provided in, this Section 9.

         (a) Adjustment for Change in Capital Stock

         If the Company hereafter:

         (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

         (2) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares;

         (3) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares;

         (4) makes a distribution on Common Stock in shares of its Capital Stock other than Common Stock; or

         (5) issues by reclassification of its Common Stock any shares of its Capital Stock (other than reclassifications arising solely as a result of a change in the par value or no par value of the Common Stock); then the Warrant Number in effect immediately prior to such action shall be proportionately adjusted so that the Holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of Capital Stock of the Company which it would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

         The adjustment shall be determined as of the record date in the case of a dividend or distribution and upon the effective date in the case of a subdivision, combination or reclassification and shall be effective simultaneously with the consummation of any such action.

         Such adjustment shall be made successively whenever any event listed above shall occur. If the occurrence of any event listed above results in an adjustment under subsection (b) below or a distribution under Section 10 hereof, no further adjustment shall be made under this subsection (a).

         The Company shall not issue shares of Common Stock as a dividend or distribution on any class of Capital Stock other than Common Stock unless the Holders also receive such dividend or distribution on a ratable basis or the appropriate adjustment to the Warrant Number is made under this Section 9.


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


         (b) Adjustment for Rights Issue

         If the Company hereafter distributes (without receipt of consideration therefor) any rights, options or warrants (whether or not immediately exercisable) to all holders of any class of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the Specified Value (as defined in subsection 9(f) hereof) per share on the record date relating to such distribution, the Warrant Number shall be adjusted in accordance with the formula:

                         W' = W  x        O + N
                                        ---------
                                        O + N x P
                                            -----
                                                M
where:

         W' =  the adjusted Warrant Number.

         W = the Warrant Number immediately prior to the record date for any such distribution.

         O = the number of shares of Common Stock outstanding on the record date for any such distribution.

         N = the number of additional shares of Common Stock issuable upon exercise of such rights, options or warrants.

         P  =  the exercise price per share of such rights, options or warrants.

         M = the Specified Value per share of Common Stock on the record date for any such distribution.

         The adjustment shall be made successively whenever any such rights, options or warrants are so issued. Such adjustments shall be determined as of the record date for the determination of stockholders entitled to receive the rights, options or warrants and shall become effective simultaneously with the issuance of such rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the adjusted Warrant Number shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued upon exercise of those rights, options or warrants. If any such rights, options, or warrants are subsequently amended to reduce the purchase price per share of Common Stock upon exercise of such rights, options, or warrants, such amendment will be treated as a distribution of such rights, options, or warrants subject to this subsection 9(b).


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


         (c) Adjustment for Redemptions

         If the Company hereafter redeems any shares of Common Stock for consideration per share more than the Specified Value per share, on the date the Company fixes the redemption price of such shares, the Warrant Number shall be adjusted in accordance with the formula:

                                                    P
                                                    -
                                 W' = W  x      O + M
                                                -----
                                                    A
where:

         W' = the adjusted Warrant Number.

         W  = the Warrant Number immediately prior to any such issuance.

         O = the number of shares of Common Stock outstanding immediately after the redemption of the shares of Common Stock.

         P = the aggregate consideration provided for the redemption of such shares of Common Stock.

         M = the Specified Value per share of Common Stock on the date of the redemption.

         A = the number of shares of Common Stock outstanding immediately prior to the redemption of the Common Stock.

         The adjustment shall be made successively whenever any such redemption is made, and shall become effective immediately after such redemption. Such adjustments shall be determined as of the date on which the Company fixes the redemption price and shall become effective simultaneously with such redemption.

         This subsection (c) does not apply to any of the transactions described in subsection (a) of this Section 9.

         (d) Adjustment for Common Stock Issue

         If the Company hereafter issues shares of Common Stock (other than the issuance of (i) shares of Common Stock upon exercise of (A) performance options that may be granted by the Company with respect to 4,340,749 shares of Common Stock (the "Performance Options") and (B) awards granted pursuant to the Company's 1999 Stock


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



Option Plan with respect to 7,017,543 shares of Common Stock (the "Plan Awards") and (ii) Class A Common (as defined below) to Mills & Partners, Inc. in connection with an acquisition of all or substantially all of another business in the plastic injection molding industry (a "Mills Issuance")) for a consideration per share (determined in accordance with subsection 9(g)) less than the Specified Value per share, on the date the Company fixes the offering price of such additional shares, the Warrant Number shall be adjusted in accordance with the formula:

                                  W' = W  x      A
                                               -----
                                               O + P
                                                   -
                                                   M

where:

         W' = the adjusted Warrant Number.

         W  = the Warrant Number immediately prior to any such issuance.

         O = the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock.

         P = the aggregate consideration received for the issuance of such additional shares of Common Stock.

         M = the Specified Value per share of Common Stock on the date of issuance of such additional shares.

         A = the number of shares of Common Stock outstanding immediately after the issuance of such additional shares of Common Stock.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         This subsection (d) does not apply to any of the transactions described in subsection (a) of this Section 9.

         "Subsidiary" means, with respect to any Person, (i) a corporation a majority of whose Capital Stock with voting power, under ordinary circumstances, to elect directors is, at the date of determination, directly or indirectly, owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person or (ii) a partnership in which such Person or a Subsidiary of such Person is, at the date of determination, a general or limited partner of such partnership, but, in the case of a limited partner, only if such Person or its Subsidiary is entitled to receive more than 50% of the assets of such partnership upon its dissolution, or
(iii) any limited liability


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



company or any other Person (other than a corporation or a partnership) in which such Person, a Subsidiary of such Person or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination, has (a) at least a majority ownership interest or (b) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

         Notwithstanding anything to the contrary herein and regardless of whether the consideration per share is equal to or greater than the Specified Value on the date the Company fixed the offering price for such shares, in the event any PIK Securities (as defined below) are ever exercised or converted by the holder thereof, the Warrant Number on the date of such exercise or conversion shall be adjusted pursuant to this subsection 9(d) by applying the formula set forth above, except that any interest or dividends paid in kind or any consideration paid with interest or dividends paid in kind shall be excluded from the calculation of "P" and "M". The term "PIK Securities" means any securities issued by the Company which are convertible into or exchangeable or exercisable for shares of Common Stock and which provide for payment of interest or dividends in kind or permit the payment of the exercise price of any option, warrant or other convertible security with interest or dividends paid in kind.

         (e) Adjustment for Convertible Securities Issue

         If the Company hereafter issues any options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock (other than (i) securities issued in transactions described in subsection 9(b), and (ii) issuances of (A) Performance Options, (B) Plan Awards, and (C) Mills Issuances) for an aggregate consideration per share of Common Stock (determined in accordance with clause (3) of subsection 9(g)) initially deliverable upon conversion, exchange or exercise of such securities less than the Specified Value per share on the date of issuance of such options, warrants or other securities, the Warrant Number shall be adjusted in accordance with the following formula:

                           W' = W  x      O + D
                                          -----
                                          O + P
                                              -
                                              M

where:

         W' = the adjusted Warrant Number.

         W  = the Warrant Number immediately prior to any such issuance.

         O = the number of shares of Common Stock outstanding immediately prior to the issuance of such securities.


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



         P  =     the sum of the aggregate consideration received for the
                  issuance of such securities and the aggregate minimum consideration receivable by the Company for issuance of Common
                  Stock upon conversion or in exchange for, or upon exercise of, such securities.

         M  =     the Specified Value per share of Common Stock on the date of issuance of such securities.

         D  =     the maximum number of shares of Common Stock deliverable
                  upon conversion or in exchange for or upon exercise of such securities at the initial conversion, exchange or exercise rate.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance. If any such options, warrants, or other securities convertible into or exchangeable for Common Stock are subsequently amended to reduce the aggregate consideration per share of Common Stock upon conversion, exchange or exercise of such options, warrants, or securities, such amendment will be treated as an issuance of such rights, options, or warrants subject to this subsection 9(e).

         If all of the Common Stock deliverable upon conversion, exchange or exercise of such options, warrants or other securities has not been issued when the conversion, exchange or exercise rights of such options, warrants or other securities have expired, become permanently unexercisable or been terminated, then the adjusted Warrant Number shall promptly be readjusted to the adjusted Warrant Number which would then be in effect had the adjustment upon the issuance of such options, warrants or other securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exchange or exercise of such options, warrants or other securities. If the aggregate minimum consideration receivable by the Company for issuance of Common Stock upon conversion or in exchange for, or upon exercise of, such options, warrants or other securities shall be increased by virtue of provisions therein contained or upon the arrival of a specified date or the happening of a specified event, then the Warrant Number shall promptly be readjusted to the Warrant Number which would then be in effect had the adjustment upon the issuance of such options, warrants or other securities been made on the basis of such increased minimum consideration.

         This subsection (e) does not apply to any issuance of the Warrants or to any of the transactions described in subsection 9(b).


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

         (f) Specified Value

         "Specified Value" per share of Common Stock or of any other security (herein collectively referred to as a "Security") at any date shall be:

         (1) if the Security is not registered under the Act, the value of the Security determined in good faith by the Board of Directors of the Company and certified in a board resolution adopted by the Board of Directors, or

         (2) if the Security is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the average of the daily market prices (as defined below) for each day that is not a Legal Holiday (as defined below) (a "Business Day") during the period commencing 30 Business Days before such date and ending on the date one Business Day prior to such date or, if the Security has been registered under the Exchange Act for less than 30 consecutive Business Days before such date, then the average of the daily market prices (as defined below) for all of the Business Days before such date for which daily market prices are available. If the market price is not determinable for at least 15 Business Days in such period, the Specified Value of the Security shall be determined as if the Security was not registered under the Exchange Act. A "Legal Holiday" is any Saturday, Sunday or day on which banks and trust companies in the principal place of business of the Company or in New York are not required to be open.

         The "market price" for any Security on each Business Day means: (A) if such Security is listed or admitted to trading on any securities exchange, the closing price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day or (B) if such Security is not then listed or admitted to trading on any securities exchange, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by the Company. If there are no such prices on a Business Day, then the market price shall not be determinable for such Business Day.

         In the case of Common Stock, if more than one class of Common Stock is outstanding, the "Specified Value" shall be the Specified Value per share of the class or classes of Common Stock to which compensation is apportioned.

         (g) Consideration Received

         For purposes of any computation respecting consideration received pursuant to subsections (c), (d) and (e) of this Section 9, the following shall apply:

         (1) in the case of the issuance or redemption of shares of Common Stock for cash, the consideration shall be the amount of such cash (without any deduction being


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



made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith);

         (2) in the case of the issuance or redemption of shares of Common Stock for a consideration in whole or in part other than cash, the value of the consideration other than cash shall be determined in the same manner as Specified Value is determined in subsection 9(f); and

         (3) in the case of the issuance of options, warrants or other securities convertible into or exchangeable or exercisable for shares of Common Stock, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such options, warrants or other securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection(g)).

         (h) When De Minimis Adjustment May Be Deferred

         No adjustment in the Warrant Number need be made unless the adjustment would require an increase or decrease of at least 1.0% in the Warrant Number. Any adjustment that is not so made shall be carried forward and taken into account in any subsequent adjustment; provided that no such adjustment as to a particular Warrant shall be deferred beyond the date on which that Warrant is exercised.

         All calculations under this Section 9 shall be made to the nearest 1/100th of a share.

         (i) Adjustment to Exercise Price

         Upon each adjustment to the Warrant Number pursuant to this Section 9, the Exercise Price shall be adjusted so that it is equal to (i) the Exercise Price in effect immediately prior to such adjustment, multiplied by (ii) a quotient, the numerator of which is the Warrant Number in effect immediately prior to such adjustment, and the denominator of which is the Warrant Number in effect immediately after such adjustment.

         (j) When No Adjustment Required

         If an adjustment is made upon the establishment of a record date for a distribution subject to subsection (a) or (1)) hereof or a redemption subject to subsection (c) hereof and such distribution or redemption is subsequently cancelled, the Warrant Number and the Exercise Price then in effect shall be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution or redemption, to that which would have been in effect if such record date for such distribution or redemption had not been fixed.

         No readjustment under this Section 9 to reverse or amend an adjustment made under this Section 9 may have the effect of decreasing the Warrant Number or increasing the Exercise Price in excess of the amount of the increase in the Warrant Number or decrease in the Exercise Price effected by the adjustment being reversed or amended.

         To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Warrants are exercisable. Interest will not accrue on the cash.

         (k) Notice of Adjustment

         Whenever the Warrant Number and the Exercise Price is adjusted, the Company shall provide the notices required by Section 12 hereof.

         (l) Reorganizations

         In case of any capital reorganization or reclassification of the Capital Stock of the Company (other than in the cases referred to in subsections 9(a), (b), (c), (d) or (e) of this Section 9 other than a change in par value without a change in the number of shares), the consolidation or merger of the Company with or into another corporation or other entity (other than a merger or consolidation in which the Company is the continuing corporation and which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property of any other Person), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively, such actions being hereinafter referred to as "Reorganizations"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the kind and number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

         The Company shall not effect any such Reorganization unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) or other entity resulting from such Reorganization or the corporation purchasing or leasing such assets or other appropriate corporation or entity shall expressly assume, by a supplemental Warrant Agreement or other acknowledgment satisfactory to the Holders executed and delivered to the Holders, the obligation to deliver to each such Holder such shares of stock or other securities or property as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and all other obligations and liabilities under this Agreement.

         (m) Form of Certificates

         Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, the Warrant Certificates theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrant Certificates initially issuable pursuant to this Agreement.

         (n) Other Dilutive Events

         In case any event shall occur as to which the provisions of this
Section 9 are not strictly applicable, but the failure to make any adjustment would not fairly protect the purchase rights represented by the Warrants in accordance with the essential intent and principles of this Section 9, then, in each such case, the Company shall make a good faith adjustment to the Exercise Price and the Warrant Number in accordance with the intent of this Section 9 and, upon the written request of the holders of a majority of the Warrants, shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 9, necessary to preserve, without dilution, the purchase rights represented by these Warrants. Upon receipt of such opinion, the Company shall promptly mail a copy thereof to the Holder of each Warrant and shall make the adjustments described therein.

         (o) Miscellaneous

         For the purpose of this Section 9, the term "shares of Common Stock" shall mean (i) shares of any class of stock designated as Common Stock of the Company as of the date of this Agreement, (ii) shares of any other class of stock resulting from successive changes or reclassification of such shares consisting solely of changes in par value, or from par value to no par value, or from no par value to par value and (iii) shares of Common Stock of the Company or options, warrants or rights to purchase Common Stock of the Company or securities convertible into or exchangeable for shares of Common Stock of the Company outstanding on the date hereof and shares of Common Stock of the Company issued upon exercise, conversion or exchange of such options, warrants, rights or securities. In the event that at any time, as a result of an adjustment made pursuant to this Section 9, the Holders of Warrants shall become entitled to purchase any securities of the Company other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in subsections (a) through (n) of this Section 9, inclusive, and the provisions of Sections 5, 6, 8 and 11 with respect to the Warrant Shares or the Common Stock shall apply on like terms to any such other securities.

         SECTION 10. Required Distributions. The Company shall not declare, make or pay any dividend or otherwise distribute to all holders of any class of its Common Stock (i) any evidences of indebtedness of the Company or any of its Subsidiaries, (ii) any assets of the Company or any of its Subsidiaries, or
(iii) to the extent an adjustment to the Warrant Number is not required pursuant to the provisions of Section 9, any rights, options or warrants to acquire any of the foregoing or to acquire any other securities of the Company or any of its Subsidiaries, unless it concurrently makes a cash payment to the holders of the Warrants equal to (x) the amount of cash or the fair market value (as determined in good faith by the Board of Directors) of any assets or securities distributed with respect to each outstanding share of Common Stock, multiplied by (y) the number of shares of Common Stock then issuable upon exercise of the Warrants.

         SECTION 11. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 11, be issuable on the exercise of any Warrants (or specified portion thereof), the Company may pay (in lieu of the fractional Warrant Share) an amount in cash equal to the Specified Value of a Warrant Share (determined in accordance with subsection 9(f) hereof), multiplied by such fraction.

         SECTION 12. Notices to Warrant Holders.

         (a) Upon any adjustment pursuant to Section 9 hereof, the Company shall promptly thereafter (i) cause to be prepared and maintained in the records of the Company a certificate of an officer of the Company setting forth the Warrant Number and Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based, and (ii) cause to be given to each of the Holders at its address appearing on the Warrant Register written notice of such adjustments in accordance with the provisions of Section 13 hereof.

Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 12.

         (b) In addition, in case:

                                   (i) the Company shall authorize the issuance
         to all holders of shares of Common Stock, rights, options or warrants to subscribe for or purchase shares of Common Stock, any other subscription rights or warrants;

                                  (ii) the Company shall authorize the
         distribution to all holders of shares of Common Stock of assets, including cash, evidences of its indebtedness, or other securities;

                                 (iii) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company as an entirety or substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock;

                                  (iv) of the voluntary or involuntary
         dissolution, liquidation or winding-up of the Company;

                                   (v) the Company proposes to take any action
         that would require an adjustment to the Warrant Number or the Exercise Price pursuant to Section 9 hereof; or

                                  (vi) the Company proposes to take any action
         which would give rise to the preemptive rights as specified in the Shareholders Agreement;

then the Company shall cause to be given to each of the Holders at its address appearing on the Warrant Register, at least 10 days prior to the applicable record date hereinafter specified, or to the date of the event in the case of events for which there is no record date, in accordance with the provisions of
Section 13 hereof, a written notice stating (x) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (y) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (z) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 12, or any defect therein, shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

         Nothing contained in this Agreement or in any Warrant Certificate shall be construed as conferring upon the Holders (prior to the exercise of such Warrants) the right to vote or to consent or to receive notice as shareholder in respect of the meetings of shareholders or the election of directors of the Company or any other matter, or any rights whatsoever as shareholders of the Company; provided, however, that nothing in the foregoing provision is intended to detract from any rights explicitly granted to any Holder hereunder.

         (c) Within 5 Business Days following the filing by the Company of a registration statement with the Securities and Exchange Commission in connection with a Qualified IPO (as defined in the Shareholders Agreement), the Company shall deliver to each Holder at its address appearing on the Warrant Register a written notice of such filing (a "Qualified IPO Notice"). The Qualified IPO Notice shall set forth a statement that the Company intends to consummate a Qualified IPO and the Company's good faith estimate of the anticipated effective date of the applicable registration statement.

         (d) With 5 Business Days following the execution by the Company of a definitive agreement in connection with a Sale of the Company (as defined below), the Company shall deliver to each Holder at its address appearing on the Warrant Register a written notice of such event (a "Sale of the Company Notice"). The Sale of the Company Notice shall set forth a statement that the Company intends to consummate a Sale of the Company and the anticipated closing date thereof. Notwithstanding the foregoing, if the date of execution of such definitive agreements is expected in good faith by the Company to be the same date as the closing date, the Company shall provide a Sale of the Company Notice to each Holder at least 10 Business Days prior such expected date.

         As used herein, a "Sale of the Company" means the sale of all or substantially all of the Company's assets or Capital Stock (whether by merger, consolidation or otherwise) to any other Person.

         SECTION 13. Address for Notices to the Company and Warrant Holders. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, first-class mail, telex, telecopier, or reputable overnight air courier promising next day delivery:

         (a) if to Purchasers, at TCW/Crescent Mezzanine, L.L.C., 11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025, Telecopy No.
(310)235-5967, Attention: Jean Marc Chapus, with a copy to TCW/Crescent Mezzanine, L.L.C., at 200 Crescent Court, Suite 1600, Dallas, Texas 75201,
Attention: Timothy P. Costello and to Skadden, Arps, Slate, Meagher & Flom LLP, at 300 South Grand Avenue, 34th Floor, Los Angeles, California 90071, Telecopy No. (213) 687-5600, Attention: Jonathan Friedman, Esq.; and

         (b) if to the Company, at 101 South Hanley Road, Suite 400, St. Louis, Missouri 63105, Telecopy No. (314) 746-2251, Attention: General Counsel, with a copy to Weil, Gotshal & Manges LLP, at 100 Crescent Court, Suite 1300, Dallas, Texas 75201, Telecopy No. (214) 746-7777, Attention: R. Scott Cohen, Esq.

         All such notices and communications shall be deemed to have been duly given:

at the time delivered by hand or by local courier, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back if telexed; when receipt acknowledged, if telecopied; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. A Person may change the addresses to which notices are to be given by giving five days' prior written notice of such change in accordance with this Section 13.

         SECTION 14. Certain Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any Holders in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable; provided that any such supplement or amendment shall not in any way adversely affect the rights or interests of the Holders.

         SECTION 15. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its successors and permitted assigns hereunder.

         SECTION 16. Termination. The Holders' rights to exercise the Warrants shall terminate upon the earlier of (i) exercise of all Warrants pursuant to this Agreement, (ii) consummation of a Qualified IPO and (iii) the tenth anniversary of the date hereof.

         SECTION 17. Governing Law: Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois, without regard to principles of conflicts of laws thereof.

         SECTION 18. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Company and the Holders any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company and the Holders (including holders of Warrant Shares).

         SECTION 19. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         SECTION 20. Amendments and Waivers. Subject to Section 14, no provision of this Agreement may be amended or waived except by an instrument in writing signed by the party sought to be bound; provided that any amendment or waiver sought from the Holders (including holders of Warrant Shares) of any provision of this Agreement which affects Holders or holders of Warrant Shares generally shall be given by Holders of at least a majority of the Warrants outstanding (or, in the case of amendments or waivers affecting holders of Warrant Shares generally, by holders of at least a majority of the Warrants and Warrant Shares, taken as one class), with each Warrant (and each Warrant Share) representing the right to one vote and any amendment or waiver so given shall be binding on all Holders (including holders of Warrant Shares). No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

         SECTION 21. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers as follows:

         (a) The Company has taken all actions necessary to authorize it (i) to execute, deliver and perform all of its obligations under this Agreement and the Shareholders Agreement, (ii) to issue and perform all of its obligations under the Warrants and (iii) to consummate the transactions contemplated hereby and thereby. Each of this Agreement, the Warrants and the Shareholders Agreement is a legally valid and binding obligation of the Company, enforceable against it in accordance with its terms, except for (a) the effect thereon of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the rights of creditors generally and (b) limitations imposed by equitable principles upon the specific enforceability of any of the remedies, covenants or other provisions thereof and upon the availability of injunctive relief or other equitable remedies.

         (b) The recapitalization of the Company and the other transactions contemplated thereby (the "Recapitalization"), as more fully described in the Recapitalization Agreement, dated as of July 13, 1999 (the "Recapitalization Agreement"), and the other documents contemplated thereby, has been duly consummated in accordance with the terms of the Recapitalization Agreement without amendment or waiver of any material term or provision thereof. True and correct copies of the Recapitalization Agreement have been delivered to the Purchaser's counsel. The Company and its Affiliates are not in default under the Recapitalization Agreement or under any instrument or document required or contemplated to be delivered in connection therewith. All of the transactions engaged in by the Company and its Affiliates as part of the Recapitalization were legal and valid and in compliance with all applicable laws.

         (c) The Company's only Subsidiaries are Courtesy Corporation, an Illinois corporation, Creative Packing Corp., an Illinois corporation, and Courtesy Sales Corp., an Illinois corporation. The total authorized Capital Stock of the Company consists of 450 million shares of Common Stock, of which 42 million shares are issued and outstanding, (ii) 50 million shares of Class A Common Stock, par value $0.01 per share (the "Class A Common"), of which 13,333,333 shares are issued and outstanding, and (iii) 100 million shares of preferred stock, par value $0.01 per share, of which 78 million shares have been designated the Series A Convertible Preferred Stock ("Series A Preferred") and are issued and outstanding.

         (d) All of the outstanding shares of Capital Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of, and are not subject to, any preemptive or similar rights, other than those contemplated in the Shareholders Agreement. In addition, other than the Class A Common and the Series A Preferred and any agreements provided for herein or in the Shareholders Agreement, there are no outstanding (i) securities convertible into or exchangeable for any Capital Stock, (ii) options, warrants or other rights to purchase or subscribe to Capital Stock or securities convertible into or exchangeable for Capital Stock,
(iii) contracts, commitments, agreements, understandings, arrangements, calls or claims of any kind relating to the issuance of any Capital Stock, any such convertible or exchangeable securities or any such options, warrants or rights or (iv) voting trusts, agreements, contracts, commitments, understandings or arrangements with respect to the voting of any of the Capital Stock.

         (e) The Warrant, when issued and delivered in accordance with the terms hereof, will be duly authorized and validly issued, and the Warrant Shares issuable upon the exercise of the Warrants, when issued pursuant to the terms hereof and upon payment of the Exercise Price, will have been duly authorized and validly issued, will be fully paid and nonassessable and will not be issued in violation of, and will not be subject to, any preemptive or similar rights, other than those contemplated in the Shareholders Agreement.

         (f) No form of solicitation or general advertising was used by the Company or its representatives in connection with the offer or sale of the Warrants to the Warrant Shares. No registration of the Warrants or the Warrant Shares pursuant to the provisions of the Act or the state securities "blue sky" laws of any state will be required by the offer, sale or issuance of the Warrants or the Warrant Shares pursuant to this Agreement. The Company agrees that neither it, nor anyone acting on its behalf, will offer or sell Warrants or Warrant Shares or any other security so as to require the registration of such Warrants or Warrant Shares pursuant to the provisions of the Act or any state securities "blue sky" laws, unless such Warrants or Warrant Shares are so registered.

         SECTION 22. Representations and Warranties of the Purchasers. Each of the Purchasers, severally and not jointly, hereby represents and warrants to the Company as follows:

         (a) The Purchaser is purchasing Warrants with its own funds for its own account, and not as a nominee or agent for any other person, for investment and not with a view to, or for resale in connection with, a public offering or distribution thereof in any transaction that would be in violation of the federal securities laws, and it has no present intention of selling, granting participations in, or otherwise distributing Warrants or any Warrant Shares.

         (b) The Purchaser understands that the Warrants being issued hereunder and the Warrant Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and have not been registered under the Act nor qualified under applicable state securities laws and that under such laws and applicable regulations such securities may not be resold without registration under the Act, except in certain limited circumstances. In this connection, each Purchaser represents that it is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

         (c) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act.

         (d) The Purchaser represents that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of an investment in Warrants and Warrant

Shares. Each Purchaser also represents it has not been organized solely for the purpose of acquiring Warrants or Warrant Shares.

         (e) The Purchaser acknowledges that it has had the opportunity to discuss the Company's business, management and financial affairs with the Company's management and to obtain all information that it believes necessary to an informed decision to purchase Warrants and Warrant Shares.

         SECTION 23. Opinions. In connection with the execution of this Agreement, the Purchasers shall receive an opinion (in form and substance satisfactory to the Purchasers and counsel to the Purchasers), dated July 30, 1999, of Katten, Muchin & Zavis in the form of Exhibit B hereto.

                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the parties set forth below as of the date first written above.


                             LLS CORP.



                             By:/S/  WESLEY D. DEHAVEN
                                ------------------------------------------------
                                Name:   Wesley D. DeHaven
                                Title:  Vice President-Finance

PURCHASERS:

TCW/CRESCENT MEZZANINE PARTNERS II, L.P.
TCW/CRESCENT MEZZANINE TRUST II

By:      TCW/Crescent Mezzanine II, L.P.,
         as general partner or managing owner

By:      TCW/Crescent Mezzanine, L.L.C.,
         its general partner


         By: /S/ JOHN C. RICCHIO
            ----------------------------
               Name:  John C. Ricchio
               Title: Managing Director


Address for Notices:

c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention:      Timothy P. Costello
Phone:          214/740-7348
Fax:            214/740-7382

TCW LEVERAGED INCOME TRUST, L.P.

By:      TCW Advisors (Bermuda), Limited,
         as general partner


         By:   /s/ ROBERT D. BEYER
            ----------------------------
            Name:  Robert D. Beyer
            Title: Group Managing Director


By:      TCW Investment Management Company,
         as Investment Advisor


         By:   /s/ JOHN C. RICCHIO
            ----------------------------
            Name:  John C. Ricchio
            Title: Managing Director


Address for Notices:

c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention:      Timothy P. Costello
Phone:          214/740-7348
Fax:            214/740-7382

TCW LEVERAGED INCOME TRUST II, L.P.

By:      TCW (LINC II), L.P.,
         as general partner

By:      TCW Advisors (Bermuda), Ltd.,
         as general partner


         By: /s/ ROBERT D. BEYER
            ----------------------------
               Name:  Robert D. Beyer
               Title:  Group Managing Director


By:      TCW Investment Management Company,
         as Investment Advisor


         By: /s/ JOHN C. RICCHIO
            ----------------------------
               Name: John C. Ricchio
               Title: Managing Director


Address for Notices:

c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention:      Timothy P. Costello
Phone:          214/740-7348
Fax:            214/740-7382

TCW SHARED OPPORTUNITY FUND II, L.P.

By:      TCW Investment Management Company,
         its Investment Advisor


         By:   /s/ ROBERT D. BEYER
            ----------------------------
            Name:  Robert D. Beyer
            Title: Group Managing Director


         By:   /s/ JOHN C. RICCHIO
            ----------------------------
            Name:  John C. Ricchio
            Title: Managing Director


Address for Notices:

c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention:      Timothy P. Costello
Phone:          214/740-7348
Fax:            214/740-7382

TCW SHARED OPPORTUNITY FUND III, L.P.

By:      TCW (SHOP III), L.P.,
         as general partner


By:      TCW Asset Management Company,
            as General Partner


         By: /s/ ROBERT D. BEYER
            ----------------------------
               Name: Robert D. Beyer
               Title: Group Managing Director


Address for Notices:

c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention:      Timothy P. Costello
Phone:          214/740-7348
Fax:            214/740-7382

Crescent/MACH I Partners, L.P.

By:      TCW Asset Management Company,
         as Portfolio Manager and as Attorney-in-Fact for the Partnership


         By: /s/ ROBERT D. BEYER
            ----------------------------
               Name: Robert D. Beyer
               Title: Group Managing Director


Address for Notices:

c/o TCW/Crescent Mezzanine, L.L.C.
200 Crescent Court, Suite 1600
Dallas, Texas 75201
Attention:      Timothy P. Costello
Phone:          214/740-7348
Fax:            214/740-7382

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON JULY 30, 1999 AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A WARRANT AGREEMENT DATED AS OF JULY 30, 1999, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY"), THE PURCHASERS REFERRED TO THEREIN AND THE OTHER PARTIES THERETO. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN SUCH AGREEMENT AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS CERTIFICATE UNLESS SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

         THE SHARES ISSUABLE UPON EXERCISE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES OF CAPITAL STOCK OF THE COMPANY SET FORTH IN THE COMPANY'S ARTICLES OF INCORPORATION. THE COMPANY WILL FURNISH A COPY OF SUCH ARTICLES OF INCORPORATION TO THE HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, UPON WRITTEN REQUEST.

No: _______                                                      ______ Warrants


                               WARRANT CERTIFICATE

                                    LLS CORP.


         This Warrant Certificate certifies that _____________________, or registered assigns, is the registered holder (the "Holder") of the number of Warrants (the "Warrants") set forth above to purchase common stock, par value $0.01 per share (the "Common Stock"), of LLS Corp., an Illinois corporation (the "Company"). Each Warrant entitles Holder to receive from the Company one fully paid and nonassessable share of Common Stock (a "Warrant Share"), at the initial exercise price (the "Exercise Price") of $0.50, payable in lawful money of the United States of America, upon exercise


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



by surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose, but only subject to the conditions set forth herein and in the Warrant Agreement referred to hereinafter. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Agreement dated as of July 30, 1999 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the Holder hereof upon written request to the Company.

         The Holder may exercise any or all Warrants evidenced by this Warrant Certificate may exercise such Warrants under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in cash or by certified or bank check at the office of the Company designated for such purpose. In the alternative, the Holder may exercise through a Net Exercise (as defined in the Warrant Agreement) in accordance with the terms of Section 5 of the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued by the Company to the Holder or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

         The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares issuable upon exercise of a Warrant and the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted.

         Upon exercise of the Warrant in accordance with the terms of the Warrant Agreement, the Holder will be entitled to become a party to that certain Shareholders Agreement, dated as of July 30, 1999, by and among the Company and the Company's shareholders party thereto (the "Shareholders Agreement") and, in such event, will have certain registration rights and other rights and obligations with respect to the Warrant Shares as provided therein. Copies of the Shareholders Agreement may be obtained by the Holder, without charge, upon written request to the Company.

         This Warrant Certificate, when surrendered at the office of the Company by the Holder in person or by legal representative or attorney duly authorized in writing, may


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



be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         Subject to the terms and conditions of the Warrant Agreement, upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge (except for any tax or other governmental charge imposed in connection therewith as described in the Warrant Agreement).

         The Company may deem and treat the Holder as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof, of any distribution to the Holder, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles the Holder to any rights of a stockholder of the Company evidenced hereby before exercise of one or more of the Warrants evidenced hereby.

         The Holder, by the acceptance hereof, represents that he, she or it is acquiring this warrant for his, her or its own account for investment and not with a view to, or sale in connection with, any distribution in violation of the Securities Act or of any of the shares of Common Stock or other securities issuable upon the exercise thereof, nor with any present intention of distributing any of the same in violation of the Securities Act.



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



         IN WITNESS WHEREOF, LLS Corp. has caused this Warrant Certificate to be signed by its Chairman of the Board, Chief Executive Officer, President or Vice President.

Dated:   July 30, 1999

LLS CORP.


By:
   -----------------------------------
Name:    Wesley D. DeHaven
Title:   Vice President-Finance



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



                          FORM OF ELECTION TO PURCHASE

                    (TO BE EXECUTED UPON EXERCISE OF WARRANT)

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive __________ shares of Common Stock and:

         [ ] herewith tenders payment for such shares to the order of LLS Corp. in the amount of $_______ in accordance with the terms hereof; or

         [ ] elects to make a Net Exercise.

         The undersigned requests that a certificate for such shares be registered in the name of ______________ whose address is ___________________________________ and that such name of shares be delivered to
___________________________ whose address is _____________________________.

         If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _____________________, whose address is _________________________ and that such
Warrant Certificate be delivered to ______________________ whose address is
_____________________________.

                                    Signature(s):
                                                 -------------------------------


                                    NOTE:    The above signature(s) must
                                             correspond with the name written
                                             upon the face of this Warrant
                                             Certificate in every particular,
                                             without alteration or enlargement
                                             or any change whatever. If this
                                             Warrant is held of record by two or
                                             more joint owners, all such owners
                                             must sign.

Date:
     -------------------------

SIGNATURE GUARANTEED*

*NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee program:

         (1)      The Securities Transfer Agent Medallion Program (STAMP);

         (2)      The New York Stock Exchange Medallion Program (MSP);

         (3)      The Stock Exchange Medallion Program (SEMP).


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



                               FORM OF ASSIGNMENT

           (To be signed only upon assignment of Warrant Certificate)

           FOR VALUE RECEIVED, __________________ hereby sells, assigns and transfers unto ________________ whose address is ____________________________
and whose social security number or other identifying number is ____________________, the within Warrant Certificate, together with all right, title and interest therein and to the Warrants represented thereby, and does hereby irrevocably constitute and appoint __________, attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

                                    Signature(s):
                                                 -------------------------------

                                    NOTE:    The above signature(s) must
                                             correspond with the name written
                                             upon the face of this Warrant
                                             Certificate in every particular,
                                             without alteration or enlargement
                                             or any change whatever. If this
                                             Warrant is held of record by two or
                                             more joint owners, all such owners
                                             must sign.

Date:
     -----------------------------

SIGNATURE GUARANTEED*

*NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee program:

         (1)      The Securities Transfer Agent Medallion Program (STAMP);

         (2)      The New York Stock Exchange Medallion Program (MSP)

         (3)      The Stock Exchange Medallion Program (SEMP).


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



                                    EXHIBIT B

                    Form of Opinion of Katten, Muchin & Zavis

                  1. The Company is a corporation duly incorporated, existing and in good standing under the laws of the State of Illinois. The Company is in good standing as a foreign corporation in the States of South Carolina and Wisconsin. The Company has all requisite statutory authority to own, lease and operate its properties and to carry on its business as now being conducted.

                  2. The Company has all requisite corporate power and authority to enter into and perform its obligations under the Documents.

                  3. The execution, delivery and performance of the Documents have been duly authorized by all requisite corporate action, and the Documents have been duly executed and delivered by the Company.

                  4. Each of the Agreement and the Shareholders Agreement constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  5. The Warrants, when delivered to and paid for by the Purchasers in accordance with the terms of the Agreement, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms and the terms of the Agreement, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

                  6. Except for any federal or state securities filings, no consent, approval, order or authorization of, or registration, declaration or filing with, any Illinois or federal government authority, except for those already obtained, is required for the execution, delivery and performance by the Company of the Documents.

                  7. The Company is not in violation of, or in default under, its Articles of Incorporation or Bylaws.

                  8. The execution, delivery and performance of the Documents will not violate (i) the Articles of Incorporation or Bylaws of the Company,
(ii) any of the terms conditions or provisions of any document, agreement or other instrument set forth on Schedule 3.14(a) of the Disclosure Schedules to the Recapitalization Agreement, or (iii) any Illinois or federal law, statute, rule or regulation which in such counsel's experience is typically applicable to transactions similar to the transactions contemplated by the Agreement.



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


                  9. Assuming that the representations of the Purchasers contained in the Agreement are true, correct and complete, it is not necessary in connection with the issuance of the Warrants and the Warrant Shares to the Holders pursuant to the Agreement or any proposed transfer of the Warrants or the Warrant Shares in the manner contemplated by the Agreement to register the Warrants or the Warrant Shares under the Securities Act.

                  10. The authorized, issued and outstanding capital stock of the Company immediately prior to the Recapitalization is as set forth in Section 3.3(b) of the Recapitalization Agreement. All of such outstanding Common Stock is duly authorized, validly issued, fully paid and nonassessable and the issuance of such Common Stock was not subject to preemptive rights under the Company's Amended and Restated Articles of Incorporation and By-laws.

                  11. The shares of the Company's Series A Convertible Preferred Stock to be issued pursuant to the Recapitalization Agreement have been duly authorized and, when issued as contemplated by the Recapitalization Agreement, will be validly issued, fully paid and nonassessable and the issuance of the Series A Convertible Preferred Stock is not subject to preemptive rights under the Company's Amended and Restated Articles of Incorporation and By-laws. The shares of the Company's Class A Common to be issued pursuant to the Securities Purchase Agreement relating thereto have been duly authorized and, when issued as contemplated by such Securities Purchase Agreement, will be validly issued, fully paid and nonassessable and the issuance of the Class A Common is not subject to preemptive rights under the Company's Amended and Restated Articles of Incorporation and By-laws.

                  12. Immediately prior to the consummation of the transactions contemplated by the Recapitalization Agreement, the Company was the sole registered owner of all of the outstanding shares of capital stock of Courtesy Corporation ("Courtesy"), Creative Packaging Corp. ("Creative") and Courtesy Sales Corp. ("Sales"). All of the outstanding shares of capital stock of Courtesy, Creative and Sales are duly authorized, validly issued, fully paid and nonassessable and the issuance of such stock was not subject to preemptive rights under the Articles of Incorporation or By-laws of Courtesy, Creative or Sales, as the case may be.

                  13. The Warrants, when issued and delivered in accordance with the terms of the Agreement, will be duly authorized and validly issued, and the Warrant Shares issuable upon the exercise of the Warrants, when issued pursuant to the terms of the Agreement and upon payment of the Exercise Price, will have been duly authorized and validly issued, will be fully paid and nonassessable and will not be issued in violation of, and will not be subject to, any preemptive or similar rights, other than those contained in the Shareholders Agreement.

         "Documents" means the Agreement, the Shareholders Agreement and the Warrants.


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